UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2007

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2007, ValueClick, Inc. ("ValueClick" or "the Company") issued a press release announcing that its board of directors has elected Tom A. Vadnais as the Company's new chief executive officer. Mr. Vadnais has been a member of the Company’s board of directors since October 2001 and has also held a number of senior management roles within ValueClick during this time, including his most recent role as president of U.S. operations.

Mr. Vadnais succeeds James R. Zarley, who has served as ValueClick’s chief executive officer since 1999. Mr. Zarley will remain a full-time ValueClick employee and will continue to play an active role in the Company. Mr. Zarley has been named ValueClick’s executive chairman of the board of directors, focusing primarily on the Company’s strategic direction and the gradual management transition of the Company’s operations.

Mr. Vadnais joined ValueClick in October 2001 through the Company’s acquisition of Mediaplex, where he was president, chief executive officer and a member of the board of directors. Mr. Vadnais became a member of the ValueClick board of directors in October 2001 and also has held general manager roles for the Company’s Mediaplex technology and Commission Junction affiliate marketing businesses. In June 2006, Mr. Vadnais was promoted to the role of president of ValueClick’s U.S. operations.

Mr. Vadnais’ experience prior to ValueClick includes positions as: president, chief executive officer and a member of the board of directors of Data Processing Resources Corporation; president and chief executive officer of Tascor, Inc.; a member of Norrell's board of directors; and a member of the board of directors of Traffic.com. In addition, Mr. Vadnais held various management roles, such as vice president of operations, during his 23-year tenure at IBM.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 - Press release, dated May 30, 2007, announcing appointment of chief executive officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

May 30, 2007	By:	/s/ Scott H. Ray

Name: Scott H. Ray
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 30, 2007, announcing appointment of chief executive officer.